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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported) September 21, 2004

CNH CAPITAL RECEIVABLES INC.
CNH EQUIPMENT TRUST 2004-A
(Exact Name of Registrant as Specified in its Charter)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation)

333-98887 333-98887-04	39-1995297 20-1620620
(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Road, Lake Forest, Illinois
c/o The Bank of New York (Delaware), White Clay Center,
Route 273, Newark, Delaware
(Address of Principal Executive Offices) (Zip Code)

(847)735-9200
(302)283-8079
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

        Attached is a definitive legality and tax opinion relating to the issuance of $1,500,000,000 aggregate principal amount of asset-backed notes by CNH Equipment Trust 2004-A. For both opinions, see Exhibits 5 and 8.

        Exhibit 5—Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality

        Exhibit 8—Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain income tax matters (included as part of Exhibit 5)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant and Co-Registrant have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES INC. (Registrant)
Dated: September 21, 2004	By:	/s/ BRIAN O'KEANE Brian O'Keane Assistant Treasurer
CNH EQUIPMENT TRUST 2004-A
By: Case Credit Corporation, Administrator of the CNH Equipment Trust 2004-A (Co-Registrant)
Dated: September 21, 2004	By:	/s/ BRIAN O'KEANE Brian O'Keane Assistant Treasurer

EXHIBIT INDEX

        Exhibit 5—Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality

        Exhibit 8—Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain income tax matters (included as part of Exhibit 5)

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  Item 8.01. Other Events.
SIGNATURES
EXHIBIT INDEX